UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2026

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
3.250% Notes due 2032	PPG 32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2026, the Human Capital Management and Compensation Committee (the “Committee”) of the Board of Directors of PPG Industries, Inc. (the “Company”) approved grants of performance-based Market Stock Unit awards (“MSUs”) to certain of the Company’s executive officers, including K. Henrik Bergstrom and Kevin Braun. Timothy Knavish and Vincent Morales, the Company’s Chairman and Chief Executive Officer and retiring Senior Vice President and Chief Financial Officer, respectively, did not receive MSU awards.
The MSUs are designed to further align the interests of the Company’s executives with those of its shareholders by incentivizing stock performance, a significant measure of the Company’s success over the long term. The awards also ensure that these executive officers remain focused on aligning the Company’s enterprise growth strategy with its market performance over the next three years.
The MSUs awarded to Messrs. Bergstrom and Braun have a target value of $1,500,000. The target dollar value of the MSU awards will be converted to target number of MSUs on May 8, 2026 using the 30-day average closing price of PPG stock for the 30 days preceding May 8, 2026 (the “Target Price”). The MSUs awarded to the Company’s executive officers vest on May 8, 2029, and their value upon vesting is based on absolute stock price appreciation or depreciation over the performance period. Each 1% increase or decrease in stock price above or below the Target Price results in a 1% increase or decrease in the number of MSUs earned at the end of the three-year performance period, with a maximum payout of 200% if 100% stock price appreciation is achieved. No MSUs will be earned if the Company’s stock price has declined by more than 25% at the end of the performance period or if the Company has not achieved at least the threshold level of performance for the Adjusted Earnings Per Diluted Share – Continuing Operations performance goal established under the Company’s annual incentive plan for the fiscal year ending December 31, 2028. On the vesting date, each participant will receive the number of shares of PPG stock equal to the number of MSUs earned at the end of the three-year performance period.
The Committee approved the MSU awards following a comprehensive review of performance-based, long-term award vehicles, including relevant industry and peer group benchmarking data, conducted with the Committee’s independent compensation consultant to retain the talent required to execute the Company’s enterprise growth strategy and directly align pay opportunities with our shareholders.
Vesting of MSU awards is subject to the applicable recipient’s continued employment with the Company on the vesting date, and the MSUs will terminate without vesting if the recipient fails to be employed by the Company prior to the vesting date. MSUs may vest in the event of death or disability.
The foregoing description of the MSUs does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Market Stock Unit Award Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At its 2026 Annual Meeting of Shareholders on April 16, 2026, the shareholders of PPG Industries, Inc. voted on the following matters:

1.The 12 nominees for director were elected to serve until the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Kathy L. Fortmann	186,011,694	1,011,136	295,360	12,260,065

Melanie L. Healey	182,849,238	4,182,603	286,349	12,260,065
Gary R. Heminger	180,217,108	6,761,160	339,922	12,260,065
Timothy M. Knavish	179,355,625	7,161,591	800,974	12,260,065
Michael W. Lamach	182,440,941	4,550,551	326,698	12,260,065
Kathleen A. Ligocki	183,482,876	3,419,856	415,458	12,260,065
Michael T. Nally	185,783,170	1,226,284	308,736	12,260,065
Guillermo Novo	182,372,923	4,626,415	318,852	12,260,065
Christopher N. Roberts, III	185,776,549	1,176,353	365,288	12,260,065
Todd M. Schneider	185,511,424	1,454,197	352,569	12,260,065
Catherine R. Smith	170,903,354	15,994,919	419,917	12,260,065
Leon J. Topalian	185,251,859	1,694,954	371,377	12,260,065

2. The proposal to approve the compensation of the Company’s named executive officers on an advisory basis was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
175,224,917	11,362,693	730,580	12,260,065

3. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 was approved as follows:

Votes For	Votes Against	Votes Abstained
196,777,016	2,568,192	233,047

There were no broker non-votes with respect to this matter.

4. The proposal to approve the PPG Industries, Inc. 2026 Omnibus Incentive Plan was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
180,276,030	6,358,364	683,796	12,260,065

5. The shareholder proposal to adopt a policy requiring an independent board chair was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,695,284	126,745,338	877,568	12,260,065

As of the record date of the 2026 Annual Meeting, 223,798,650 shares of the Company’s common stock were issued and outstanding.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
10.1	Form of Market Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 21, 2026	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
Chairman and Chief Executive Officer